Exhibit 99.1

Joint Filing Agreement

The undersigned hereby agree as follows:

(i)   Each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached, and such Schedule 13G is filed on behalf of each of them; and

(ii)  Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date: March 18, 2019

HAYFIN CAPITAL HOLDINGS LIMITED

	By:	/s/ Mark Tognolini
	Name:	Mark Tognolini
	Title	Director

HAYFIN MANAGEMENT HOLDINGS LIMITED

	By:	/s/ Lorna Carroll
	Name:	Lorna Carroll
	Title:	Director

HAYFIN SOF II GP LIMITED

	By:	/s/ Lorna Carroll
	Name:	Lorna Carroll
	Title:	Director

HAYFIN SOF II GP LP
By: Hayfin SOF II GP Limited, its general partner

	By:	/s/ Lorna Carroll
	Name:	Lorna Carroll

HAYFIN SPECIAL OPPORTUNITIES FUND II (AIV I) LP
By: Hayfin SOF II GP LP, its general partner
By: Hayfin SOF II GP Limited, its general partner

By:	/s/ Lorna Carroll
Name:	Lorna Carroll
Title:	Director

HAYFIN MANAGEMENT LIMITED

By:	/s/ Evert Brunekreef
Name:	Evert Brunekreef
Title:	Director

HAYFIN OPAL HOLDINGS LIMITED

By:	/s/ Lorna Carroll
Name:	Lorna Carroll
Title:	Director

HAYFIN OPAL LUXCO 3 SARL

By:	/s/ John Malloy
Name:	John Malloy
Title:	Director

HAYFIN SPECIAL OPPORTUNITIES FUND II (AIV IB) LP
By: Hayfin SOF II GP LP, its general partner
By: Hayfin SOF II GP Limited, its general partner

By:	/s/ Lorna Carroll
Name:	Lorna Carroll
Title:	Director

HAYFIN SOF II USD CO-INVEST LP
By: Hayfin SOF II GP Limited, its general partner

By:	/s/ Lorna Carroll
Name:	Lorna Carroll
Title:	Director

HAYFIN TOPAZ GP LIMITED

By:	/s/ Lorna Carroll
Name:	Lorna Carroll
Title:	Director

HAYFIN TOPAZ LP
By: Hayfin Topaz GP, its general partner

By:	/s/ Lorna Carroll
Name:	Lorna Carroll
Title:	Director

HAYFIN TOPAZ LUXCO 3 SCA

By:	/s/ John Malloy
Name:	John Malloy
Title:	Director